UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2020

ANVIA HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55673	81-3416105
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

100 Challenger Road, Suite 830

Ridgefield Park, NJ 07660

(Address of principal executive offices)

(323) 713-3244

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of Anvia Holdings Corporation (herein referred to as the “Company” or “Registrant”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 8 – Other Events

Item 8.01 Other Events

Relying on the SEC Order for Reporting Relief

The Company makes the following disclosure pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”) on March 4, 2020, as modified and superseded by a new SEC order issued on March 25, 2020, providing conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (COVID-19) outbreak (the “SEC Order”).

The current outbreak of COVID-19 has posed a significant impact on the Company’s ability to file on a timely basis its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) that is due March 30, 2020 (the “Original Due Date”) and extended to April 14, 2020 pursuant to a an NT 10-K filed March 30, 2020, and therefore the Company elected to rely on the conditional filing relief provided under the SEC Order.

Almost all of the Company’s operations are in Australia and the current outbreak of the COVID-19 coronavirus, has caused a delay in the Company’s ability to consolidate and analyze its financial statements for the preparation of its annual report on Form 10-K. The sudden mandated closing of businesses in Australia has resulted in an unplanned disruption of personnel available. We have decided to rely on the SEC Order and endeavor to file the Annual Report no later than May 14, 2020, or within 45 days after the Original Due Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANVIA HOLDINGS CORPORATION

Date: April 14, 2020	By:	/s/ Ali Kasa
Ali Kasa
President